UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 22, 2004

ARCTIC CAT INC.

(Exact name of Registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

0-18607	41-1443470
(Commission File Number)	(I.R.S. Employer Identification No.)

601 Brooks Avenue South Thief River Falls, Minnesota	56701
(Address of principal executive offices)	(Zip Code)

(218)-681-8558

(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition

On January 22, 2004, the registrant issued a press release regarding the registrant’s results of operations for the third quarter ended December 31, 2003.  The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARCTIC CAT INC.

	By:	/s/ Timothy C. Delmore
Timothy C. Delmore,
Chief Financial Officer

Dated: January 22, 2004

ARCTIC CAT INC.

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release issued on January 22, 2004 regarding the registrant’s results of operations for the third fiscal quarter ended December 31, 2003, furnished pursuant to Item 12 of the Form 8-K.